FOR INTERNAL USE ONLY

     QUESTIONS AND ANSWERS ABOUT PROPOSED CHANGES TO PIONEER INDO-ASIA FUND

A supplement to the prospectus for Pioneer Indo-Asia Fund dated June 1, 2001 was mailed to shareholders of the Fund on June 8, 2001. The supplement is accompanied by a cover letter from Theresa Hamacher. A Dealer Advisory is mailing as well.

--------------------------------------------------------------------------------
Here are the major points covered in the shareholder communications:

THE FUND TRUSTEES APPROVED A TAX-FREE REORGANIZATION (SOMETIMES REFERRED TO AS A "MERGER") OF THE FUND INTO PIONEER EMERGING MARKETS FUND PENDING APPROVAL OF INDO-ASIA FUND SHAREHOLDERS LATER THIS SUMMER.

THE FUND WILL CLOSE TO NEW INVESTORS ON JUNE 29, 2001.

--------------------------------------------------------------------------------

Q:    What is a tax-free reorganization?

A: If approved by the shareowners of Pioneer Indo-Asia Fund later this summer, the assets of the fund would transfer to Pioneer Emerging Markets Fund and shareowners of Pioneer Indo-Asia Fund would have their assets converted into Pioneer Emerging Markets Fund shares. This is treated as a non-taxable event.

Q: How will shareowners give their approval to this reorganization? When would it become effective?

A: A proxy statement/prospectus will be mailed to shareowners in July. The shareowner meeting is scheduled for mid-September 2001, with the reorganization expected after the close of business on September 28, 2001.

Q: What are the differences in the investment policies of Pioneer Indo-Asia Fund and Pioneer Emerging Markets Fund?

A: Pioneer Emerging Markets Fund takes a multi-regional approach to investing in emerging markets, whereas Pioneer Indo-Asia Fund has a regional focus within Asia/Pacific ex-Japan. However, the team employs the same investment strategy in researching and managing these funds. Please refer to the table below for comparisons between the two funds. You will receive the proxy statement/prospectus later this summer, which contains greater detail on investment policies and other issues.

      The investment objectives and policies of Indo-Asia Fund and Emerging Markets Fund are generally similar, as shown in the following table.

    ------------------------------------------------------- -----------------------------------------------------
                    PIONEER INDO-ASIA FUND                             PIONEER EMERGING MARKETS FUND
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------
    Long-term growth of capital                             Long-term growth of capital
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------

    Under normal circumstances, the fund invests at least   Under normal circumstances, the fund invests at
    65% of its total assets in equity securities of         least 65% of its total assets in both equity and
    Indo-Asian issuers. The fund's investments will         debt securities of emerging market issuers. The
    include securities of issuers in Australia and New      fund normally emphasizes equity securities in its
    Zealand but will exclude securities of issuers in       portfolio.
    Japan.
                                                            An emerging markets issuer:
    An Indo-Asian issuer:
                                                            is organized under the laws of an emerging market
    is organized under the laws of a country in Asia or     country;
    the Indian Subcontinent;
                                                            has a principal office in an emerging market
    derives at least 50% of its revenues from business      country; or
    transacted, or has at least 50% of its assets, in
    Asia or the Indian Subcontinent; or                     derives at least 50% of its gross revenues or
                                                            profits from goods or services produced in emerging
    has equity securities that trade principally on a       markets or sales made in emerging markets.
    stock exchange (including an over-the-counter market)
    in Asia or the Indian Subcontinent.                     The fund invests in at least six emerging markets.
                                                            The fund does not allocate more than 25% of its
                                                            total assets (at the time of purchase) to any one
                                                            country but can invest more than 25% of its total
                                                            assets in a particular region.
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------

    The fund may invest up to 35% of its total assets (at   The fund may invest up to 35% of its total assets
    the time of purchase) in equity securities of           (at the time of purchase) in equity and debt
    companies located outside of Asia and the Indian        securities of corporate or government issuers in
    Subcontinent.                                           any developed country (other than the U.S.) and
                                                            short-term debt securities for cash management
                                                            purposes.
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------

    The fund may invest up to 25% of its total assets (at   The fund may also invest in Brady bonds and debt
    the time of purchase) in debt securities of corporate   securities of any quality or maturity. The fund may
    and government issuers.                                 not invest more than 10% of its net assets in debt
                                                            securities rated below investment grade or in
                                                            unrated securities of comparable quality.
    ------------------------------------------------------- -----------------------------------------------------


    The fund may  invest  up to 25% of its  total  assets   The fund may also invest in Brady bonds and debt
    (at the time of purchase) in debt  securities  of       securities of any quality or maturity. The fund may
    corporate and government issuers.                       not invest more than 10% of its net assets in debt
                                                            securities rated below investment grade or in
                                                            unrated securities of comparable quality.
    ------------------------------------------------------- -----------------------------------------------------

Q: Are the expenses for Pioneer Emerging Markets Fund different than those for Pioneer Indo-Asia Fund?

A: Pioneer Emerging Markets Fund has a management fee of 1.25% versus Pioneer Indo-Asia Fund's 1.10%. While Pioneer Emerging Markets Fund's management fees are higher, the investment team conducts a larger research effort in analyzing and managing these investments. Additionally, please refer to the table below or the prospectus supplement for expense ratio comparisons.

    FUND EXPENSE RATIOS

    -------------------------------------------------------- ------------------------------------------
    NAME OF FUND                                             EXPENSE RATIO

    -------------------------------------------------------- ------------------------------------------
    -------------------------------------------------------- -------------- ------------- -------------
                                                             Class A        Class B       Class C
    -------------------------------------------------------- -------------- ------------- -------------
    -------------------------------------------------------- -------------- ------------- -------------
    Indo-Asia Fund (gross expenses)                          2.61%*         3.41%*        3.39%*
    -------------------------------------------------------- -------------- ------------- -------------
    -------------------------------------------------------- -------------- ------------- -------------
    Indo-Asia Fund (net of expense limitation)               2.10%*         2.95%*        2.89%*
    -------------------------------------------------------- -------------- ------------- -------------
    -------------------------------------------------------- -------------- ------------- -------------
    Emerging Markets Fund                                    2.19%          3.05%         2.85%
    -------------------------------------------------------- -------------- ------------- -------------

    *Pioneer has agreed not to impose during Indo-Asia Fund's current fiscal year all or a portion of its management fee and, if necessary, to limit other ordinary operating expense to the extent required to reduce Class A expenses to 2.10% of the daily net assets attributable to Class A shares. The portion of the expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. Pioneer may amend or eliminate this expense limitation agreement at the end of any fiscal year.

Q: If I own Class B shares in Pioneer Indo-Asia Fund will my contingent deferred sales charge (CDSC) schedule remain the same for Pioneer Emerging Markets Fund?

A: Yes, Pioneer Emerging Markets Fund has the same CDSC schedule as Pioneer Indo-Asia Fund. Please refer to the Pioneer Emerging Markets Fund CDSC schedule within the table below.

    CDSC SCHEDULE

    --------------------------- ------------------------------------
    ON SHARES SOLD BEFORE THE                             AS A % OF
    END OF YEAR                            DOLLAR AMOUNT SUBJECT TO
                                                   THE SALES CHARGE

    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    1                                                             4
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    2                                                             4
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    3                                                             3
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    4                                                             3
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    5                                                             2
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    6                                                             1
    --------------------------- ------------------------------------
    --------------------------- ------------------------------------
    7+                                                          -0-
    --------------------------- ------------------------------------

Q:    Do I need to take any action now?

A: No - shareowners are not being asked to do anything with regards to the proposed reorganization at this time. You will be receiving a proxy in July and we would ask that you vote your proxy when you receive it as a timely response will save your fund the need to do additional mailings throughout the summer. We do encourage investors to talk with their investment professional if you have questions. If you wish to exchange your Pioneer Indo-Asia Fund account to another Pioneer fund, you may do this at any time. Please keep in mind that exchanges for non-retirement accounts will have tax implications. Again, talk with your investment professional before making your decision.

(C)   Pioneer Funds Distributor, Inc.
      Underwriter of Pioneer Mutual Funds
      60 State Street
      Boston, MA  02109